SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): September 28, 2001

                            UACSC 2001-C OWNER TRUST

             (Exact name of registrant as specified in its charter)

                                    DELAWARE

                 (State or other jurisdiction of incorporation)

      333-42046-03                                        35-1937340
(Registration Number)                          (IRS Employer Identification No.)




  9240 Bonita Beach Road
  Suite 1109-A
  Bonita Springs, Florida                                       34135

(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code:  (941) 948-1850


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Item 5.  Other Events.

         Trust and Servicing Agreement
         -----------------------------

         The definitive Trust and Servicing Agreement for the UACSC 2001-C Owner Trust, dated as of September 25, 2001, among First Union Trust Company, National Association, as Owner Trustee, UAC Securitization Corporation, as seller, and Union Acceptance Corporation, as servicer, is filed herewith.

         Indenture
         ---------

         The definitive Indenture between the UACSC 2001-C Owner Trust and BNY Midwest Trust Company, as indenture trustee, dated as of September 25, 2001, is filed herewith.

Item 7.  Financial Statements and Exhibits.

         Exhibit
         Number             Description
         ------             -----------

         4.1 Definitive copy of the Trust and Servicing Agreement dated as of September 25, 2001 for the UACSC 2001-C Owner Trust

         4.2 Definitive copy of the Indenture dated as of September 25, 2001 for the UACSC 2001-C Owner Trust

         24 Consent of PricewaterhouseCoopers LLP to the incorporation by reference of their audit report on the financial statements of MBIA Insurance Corporation and Subsidiaries in the Form 8-K for the UACSC 2001-C Owner Trust and to being named as "Experts" in the Prospectus Supplement for the UACSC 2001-C Owner Trust







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



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized in the City of Bonita Springs, State of Florida, on October 9, 2001.


                                    UAC SECURITIZATION CORPORATION
                                    as Seller (Registrant)



                                    /s/ Leeanne W. Graziani
                                    ----------------------------------------
                                    By:  Leeanne W. Graziani,
                                         President











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